UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2022

ANEBULO PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40388	85-1170950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Ranch Road 620 South, Suite 201 Lakeway, Texas	78734
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 598-0931

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ANEB	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Anebulo Pharmaceuticals, Inc.

January 3, 2022

Item 8.01.	Other Events.

On January 3, 2022, Anebulo Pharmaceuticals, Inc. issued a press release titled “Anebulo Pharmaceuticals Announces Initiation of Phase 2 Clinical Study Evaluating ANEB-001 for the Treatment of Acute Cannabinoid Intoxication.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this current report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit Number	Exhibit Description

99.1	Press release issued by Anebulo Pharmaceuticals, Inc. on January 3, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANEBULO PHARMACEUTICALS, INC.

Dated: January 3, 2022	By:	/s/ Rex Merchant
	Name:	Rex Merchant
	Title:	Chief Financial Officer

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